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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of Earliest Event Reported): February 16, 1998
                                                         -----------------


                              U.S. INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       1-13736                                         22-3369326
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    (Commission File Number)               (I.R.S. Employer Identification No.)


   101 WOOD AVENUE SOUTH, ISELIN, N.J.                         08830
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 (Address of Principal Executive Offices)                    (Zip Code)


                                 (732) 767-0700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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




Item 5.         Other Events
                ------------

                  The information set forth in (i) the Agreement and Plan of Merger, dated as of February 16, 1998, by and among U.S. Industries, Inc., a Delaware corporation, USI, Inc., a Delaware corporation, Blue Merger Corp., a Delaware corporation, Zoro Merger Corp., a Pennsylvania corporation, and Zurn Industries, Inc., a Pennsylvania corporation, attached hereto as Exhibit 2.1,
(ii) the Stock Option Agreement, dated as of February 16, 1998, by and between U.S. Industries, Inc. and Zurn Industries, Inc., attached hereto as Exhibit 10.1 and (iii) the press release issued by U.S. Industries, Inc., attached hereto as
Exhibit 99.1, is incorporated herein by reference.



Item 7.         Financial Statements, Pro Forma Financial Statements and
                --------------------------------------------------------
Exhibits
--------
                (c)      Exhibits
                         --------

                2.1 Agreement and Plan of Merger, dated as of February 16, 1998, by and among U.S. Industries, Inc., USI, Inc., Blue Merger Corp., Zoro Merger Corp. and Zurn Industries, Inc.

                10.1 Stock Option Agreement, dated as of February 16, 1998, by and between U.S. Industries, Inc. and Zurn Industries, Inc. *

                99.1 Press release of U.S. Industries, Inc., dated February 16, 1998.


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* Filed herewith as Annex A to Exhibit 2.1.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             U.S. INDUSTRIES, INC.



                                                     By:/s/ George H. MacLean
                                                        ------------------------
                                                        George H. MacLean
                                                        Senior Vice President,
                                                        General Counsel and
                                                        Secretary

Date: February 16, 1998

                                  EXHIBIT INDEX
                                  --------------



Item No.
--------

2.1 Agreement and Plan of Merger, dated as of February 16, 1998, by and among U.S. Industries, Inc., USI, Inc., Blue Merger Corp., Zoro Merger Corp. and Zurn Industries, Inc.

10.1 Stock Option Agreement, dated as of February 16, 1998, by and between U.S. Industries, Inc. and Zurn Industries, Inc. *

99.1                    Press release of U.S. Industries, Inc., dated
                        February 16, 1998.


------------------------

* Filed herewith as Annex A to Exhibit 2.1.



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